UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number                 811-22417

                                Destra Investment Trust
(Exact name of registrant as specified in charter)
One North Wacker, 48th Floor
                                Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Derek Mullins
One North Wacker, 48th Floor
                                Chicago, IL 60606
  (Name and address of agent for service)

Registrant's telephone number, including area code: 1-312-843-6161
Date of fiscal year end:  September 30
Date of reporting period:  March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

     Destra Dividend Total Return Fund
Destra Wolverine Alternative Opportunities Fund

Semi-Annual Report

March 31, 2016

Table of Contents

Shareholder Letter	3
Destra Dividend Total Return Fund Discussion of Fund Performance	4
Destra Dividend Total Return Fund Portfolio Manager Letter	6
Destra Wolverine Alternative Opportunities Fund Discussion of Fund Performance	10
Destra Wolverine Alternative Opportunities Fund Portfolio Manager Letter	12
Overview of Fund Expenses	14
Portfolios of Investments
Destra Dividend Total Return Fund	16
Destra Wolverine Alternative Opportunities Fund	17
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	27
General Information	35

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

Thank you for investing in the Destra Dividend Total Return Fund and the Destra Wolverine Alternative Opportunities Fund (together “Funds”). Destra Capital Advisors LLC (“Destra”) provides investors and their advisors access to specialty-based asset managers with original investment theories. Destra strives to provide mutual fund investors access to investment products with a differentiated point of view through the Destra family of mutual funds. Destra’s investment products are developed with the goal of helping investors realize their long-term investment objectives.

Market Summary

For the six months ending March 31, 2016 (the “period surveyed”), US equity markets, as represented by the S&P 500 Index (“S&P 500”), returned 8.49% on a total return basis. While this is a very attractive return by historical standards, it was a period of high volatility and uncertainty. The broad market generated most of that return in the fourth quarter of 2015, returning 7.04% for the quarter. The markets then went on an epic roller coaster ride to start 2016 by losing over 10% to start the year and recovering to conclude the first quarter up 1.35%. Market shocks like those seen in the first quarter of 2016 can startle inexperienced investors, but the managers with whom Destra partners are seasoned and stayed the course of the respective strategies of the Funds.

Destra Capital Advisors LLC

We believe that experience sets Destra apart. Destra’s team of investment professionals have decades of knowledge in their respective areas of expertise. This allows Destra to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long-view, we believe that we build investment strategies that can stand the test of time for our long-term shareholders.

Our investment managers continue to pursue their investment strategies and focus on achieving results for shareholders through discipline and determination in the markets. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

Thank you for investing with Destra and we look forward to communicating with you again in future Funds reports.

Sincerely,

Robert A. Watson, CFP®

President

Destra Capital Advisors LLC

Index Information

S&P 500® Index – a market capitalization weighted index of 500 large companies which have their common stock listed on the NYSE or NASDAQ. The S&P 500® Index is an unmanaged index considered representative of the US stock market.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Destra Dividend Total Return Fund’s Average Annual Total Returns as of March 31, 2016
Inception Date: August 10, 2011				Inception Date: November 1, 2011
Share Class	6 Months	1 year	3 year	Life of Fund	Share Class	6 Months	1 year	3 year	Life of Fund
A at NAV	3.23%	-10.21%	2.95%	8.84%	C	2.86%	-10.85%	2.20%	6.04%
A with Load	-1.41%	-14.23%	1.38%	7.76%	C with CDSC	1.86%	-11.72%	2.20%	6.04%
I	3.42%	-9.94%	3.30%	9.22%
S&P 500 Index	8.49%	1.78%	11.82%	15.37%	S&P 500 Index	8.49%	1.78%	11.82%	14.35%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment advisor. Fund returns include the reinvestment of distributions.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
ASOF MARCH 31, 2016

Top 10 Issuers	% of Total Investments
General Electric Co.	4.6%
Weyerhaeuser Co.	4.6%
Cisco Systems, Inc.	4.1%
Procter & Gamble Co. (The)	3.8%
Johnson & Johnson	3.8%
AbbVie, Inc.	3.6%
Enterprise Products Partners LP	3.5%
QUALCOMM, Inc.	3.4%
Magellan Midstream Partners LP	3.4%
Digital Realty Trust, Inc.	3.2%

Portfolio Characteristics	Fund	Index
Number of Holdings	40	504
Average Market Cap	$49.6 bil	$37.4 bil
Price to Earnings Ratio	20.3x	19.1x
Price to Book Ratio	2.5x	2.7x
Master Limited Partnerships	11.6%	N/A

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Dividend Total Return Fund (the “Fund”) is sub-advised by investment manager Miller/Howard Investments, Inc. (“Miller/Howard”). The Fund’s investment objective is to seek long-term total return and current income.

Miller/Howard has been managing income oriented equity strategies since 1991. They believe that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Their research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time. To accomplish this goal, the Fund under normal markets conditions, seeks to invest at least 80% of its net assets in dividend producing equity securities. The securities in which the Fund may invest include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities, or other instruments whose price is linked to the value of common stock, depository receipts, and securities of master limited partnerships (MLPs). The Fund may invest up to 20% of its assets in securities denominated in non-U.S. dollar currencies, and up to 25% of its assets in MLPs.

The following report is their review of the Fund’s performance over the six months comprising the semi-annual reporting period and an outlook for the markets the Fund invests in going forward.

Investing Environment

During the six-month period from October 1, 2015 to March 31, 2016 there were two key themes in the markets: a Fed rate hike and soft, volatile commodity prices. In the fourth quarter of 2015, we saw slight economic slowing as lower capacity utilization, slower inventory turns, and weak money supply (M2) velocity, pointed to a weaker economy. Despite this, on December 16 the Fed raised rates by 25 bps; the results bore no resemblance to the apocalypse that certain market pundits had forecasted. Dividend stocks held up surprisingly well after the rate hike, and rallied in the first quarter of 2016 with the iShares Select Dividend ETF (DVY) outperforming the S&P 500 Index1, (“S&P 500”) by over 700 bps. Now, one quarter may not be enough to draw conclusions about the future, but it might be enough to question the doomsayers and speculate that dividend stocks are not inevitably doomed by rising rates. General investor psychology towards dividend income stocks has improved, partly because of relief at having survived the Fed’s first rate increase, and partly because of extreme undervaluation after two and a half years of underperforming the S&P 500. Due to continued signs of global economic weakness investors have become less convinced that the Fed would raise rates several times during 2016.

The commodity rout that began about a year ago continued into the fourth quarter before hitting what could be a bottom in the middle of the first quarter. WTI crude oil prices dropped below $27/bbl and Henry Hub natural gas prices bottomed out around $1.50/Mmbtu. US equity markets have become more highly correlated with commodity prices, with broad-based equity indices experiencing increased volatility during the last six months while tracking the movements of WTI crude oil prices. Softer commodity prices led the equity markets lower in the fourth quarter before hitting resistance in early February. Despite the highest level of downward earnings revisions in the first quarter since 2008, the equity markets rallied with crude oil prices from mid-February through the end of March to finish off the quarter up a negligible amount (1.3% for the S&P 500).

Performance Discussion

During the six-month period ended March 31, 2016, the Fund’s Class A shares produced a total return of 3.23% based on Net Asset Value (“NAV”), the Class I shares produced a total return of 3.42% on NAV and the Class C shares produced a total return of 2.86% at NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 produced a total return of 8.49%.

During the last six months telecommunications and utilities were the best performing sectors and our overweight allocation to these two sectors benefited performance. Stock selection within financials and consumer discretionary sectors generated the majority of the fund’s outperformance relative to the benchmark, the S&P 500. Selection within REITs was especially notable, with three stocks in our portfolio Digital Realty Trust (DLR), Weyerhaeuser (WY), and Lamar Advertising (LAMR) all top performers within the financials sector.

1 S&P 500 Index is a capitalization-weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

High dividend yield stocks did very well during the six-month period, which favored our investment process of investing in stocks that yield significantly more than the index and that consistently increase their distributions. Our overweight allocation to the two highest dividend yield quintiles added approximately 300 bps to performance relative to the index and drove the majority of returns. During the period, the lowest beta quintiles outperformed the highest beta quintiles. Our overweight allocation to low beta stocks, as well as strong stock selection within that group, helped boost returns. The portfolio’s allocation to mid-cap stocks had an average return of 2.4%, far outperforming the mid-cap allocation in the index that returned -10.3%. Domtar (UFS) and Senior Housing Property (SNH) did particularly well and generated the majority of the Fund’s outperformance.

The largest contributor during the period was DLR, a datacenter REIT, which contributed approximately 100 bps to relative performance. The market is appreciating DLR’s recent acquisition of Telx, and industry consolidation has resulted in better pricing due to a scarcity of datacenters. The company reported funds from operations $0.10 better than estimates and increased its dividend by 3.5%. Other top contributors include Spectra Energy Corp. (SE), which was up approximately 30% in the first quarter after a tumultuous fourth quarter in 2015. Despite severe volatility in the energy sector, SE, the general partner to a 100% fee-based mainly natural gas pipeline network, raised its dividend by 9.5% and guided to stronger than expected dividend coverage. Additionally, it raised $500 million in equity to fund future capital expenditures. Coach (COH) has turned around over the last six months after bottoming last summer. Last quarter the company beat EPS estimates by $0.02, as management has been successful in executing a turnaround at the designer handbag and accessories retailer.

All of the bottom performers in the portfolio over the past six months have been midstream pipeline companies. They have suffered along with the broader energy market, as commodity prices dropped to the lowest level in over a decade and correlations between midstream companies and crude oil increased. Williams Cos. (WMB) had been under pressure, returning approximately -54%. We exited the name due to concerns that a dividend cut was on the table, and the merger arbitrage discount from the proposed acquisition by Energy Transfer Equity closed below 12%, down from 33% when we increased our position. Moreover, there were concerns over declining volumes through its MLP, Williams Partners’ (not held in portfolio) pipelines and potential counter-party risk with customers. Energy Transfer Equity (ETE) was another top detractor during the period due to concerns by the market over the terms of the WMB merger and whether it may need to be altered. There were additional apprehensions over the sanctity of ETE’s distribution and the strength of its balance sheet. Kinder Morgan Inc. (KMI), the nation’s largest energy infrastructure company, was another top detractor, falling by more than 30% during the period. It announced a plan to reduce its dividend by 75% after a nearly two-decade track record of regular dividend increases within the Kinder family of equities, including one that occurred just six weeks before the cut. The Kinder news dampened already fragile energy pipeline sector sentiment, and compounded technical factors, including forced hedge and closed-end fund liquidations, as well as year-end tax-loss selling.

Portfolio Activity

• Buys

o Magellan Midstream Partners (MMP), a leading midstream MLP, has a high quality balance sheet, healthy distribution coverage ratio, and forecasted distribution growth of 10% for 2016.

o CME Group (CME) is positioned to benefit from rising interest rates. Its broad suite of financial futures is levered toward global growth, and its favorable dividend policy pays out excess cash to shareholders.

o Toronto-Dominion Bank (TD), a high quality Canadian bank, has a long history of dividend growth, low exposure to energy lending, and growth opportunities in its wealth management business and US operations.

o United Parcel Service (UPS) showed improving earnings, favorable cost inputs, and a positive mix change. It has a high yield relative to its history and looks technically attractive.

o L Brands (L) was oversold despite an excellent quarterly report and dividend increase. We feel that it is a high quality retailer that is trading at a reasonable price (18x 2017 earnings), and it has an attractive yield at approximately 3%. Plus, we were able to capture the special dividend.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

o QUALCOMM (QCOM) was attractive on a number of counts: very low valuation, 4%+ yield, and a technical buy signal. Uncertainty over the decline of royalty payments on the company’s patents is subsiding, while new corporate initiatives set it on a positive track.

o Wells Fargo (WFC), a high-quality super-regional bank, has an attractive loan book. It is positioned to benefit from wider spreads if interest rates gradually rise.

o PacWest Bancorp (PACW) is poised to benefit from an improving loan growth environment and wider potential net interest margins from steadily higher anticipated interest rates. We view its acquisition of Square 1 Financial and the low cost of funding from deposits favorably.

• Sells

o ONEOK Partners (OKS) raised investor concerns over distribution strength due to a low coverage ratio and commodity exposure in its gathering and processing operations.

o Kinder Morgan Inc. (KMI) was sold after management announced plans to cut their dividend amid concerns of company funding issues.

o GameStop (GME) triggered concerns over out-year dividend growth due to mounting pressures from direct to consumer digital video game downloads that look to get worse before stabilizing.

o Energy Transfer Equity (ETE) was sold because of too much exposure to the Energy Transfer family in the portfolio. Additionally, there was concern of a distribution cut and too much leverage.

o Energy Transfer Partners (ETP) was sold because of too much exposure to the Energy Transfer family.

o The RMR Group (RMR) was spun off at the end of 2015 from portfolio holding Senior Housing Property Trust (SNH) and we chose to liquidate the small position.

o NiSource (NI) was fully valued and the utilities sector was overbought.

o National Grid (NGG) reached fair value and the overall utilities sector was viewed as being overvalued.

o Seagate Technology (STX) disappointed in its flash memory development, which had not been fast enough to overcome PC deterioration; we exited also to make room for new names.

o Maxim Integrated Products (MXIM) was sold on diminishing potential for M&A, and also to raise cash for new tech stock purchases.

o Ares Capital (ARCC) was sold due to pressures on its 2016 and 2017 estimates, following the winding down of GE Capital.

o Williams Cos. (WMB) due to fears of a dividend cut, and the deal arb had closed to below 12%, down from 33%. Moreover, there were concerns over declining volumes through MLP Williams Partners’ (not held in portfolio) pipelines and potential counter-party risk with customers.

o STMicroelectronics (STM) was sold after we trimmed in the fourth quarter 2015 due to missed earnings estimates and disappointing management guidance.

o American Water Works (AWK), a long-time holding in the portfolio, hit our valuation target. We also chose to redeploy the capital to better investment opportunities.

There is a lot of uncertainty in the world right now and shifting toward safer balance sheets and cash flows, even at the cost of current yield, seems prudent. We started making some shifts in the fourth quarter of last year and the first quarter of this year, and may well make a few more. While, of course, we like current income, right now we are looking to emphasize stocks that offer dividend growth. In some geographies, senior housing REITs face oversupply trends, as inventories rise faster than even their favorable demographics. So we are losing our enthusiasm for them and looking at

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

consumer stocks, which could benefit from lower gasoline prices and a better employment environment. We have gradually positioned the strategies for slightly higher interest rates. Last quarter we bought TD and added to it this quarter after the bank had a good EPS report and raised its dividend 7.8%. This quarter we bought WFC and PACW, two banks that are positioned to benefit from rising interest rates and expanding net interest margins.

Perspective & Outlook

Since the Fed’s December decision to raise rates, US income stocks have been performing better than the broad market. These macro trends, along with investors’ need for high income and growth of income, could provide beneficial tailwinds to dividend-paying stocks. We see a US economy that is better than flat but still struggling with global economic weakness, strong US dollar, and energy price uncertainty. Falling Capacity Utilization and slowing Yr/Yr growth of Industrial Production (although January showed the first uptick in four months) are offset by a strengthening employment picture and an upturn in metals prices. While we don’t currently expect a recession, we are very mindful of data that might indicate a shift in momentum from slow growth to a general slowdown.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES

Destra Wolverine Alternative Opportunities Fund’s Average Annual Total Returns as of March 31, 2016
Inception Date: October 7, 2015
	Life		Life
Share Class	of Fund	Share Class	of Fund
A at NAV	-1.03%	C	-1.35%
A with Load	-5.48%	C with CDSC	-2.33%
I	-0.89%
HFRX Global Hedge Fund Index	-3.15%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 4.50% and a 12b-1 fee of 0.25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

HFRX Global Hedge Fund Index - An index designed to be representative of the overall composition of the hedge fund universe and is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)
ASOF MARCH 31, 2016

Top 10 Holdings
Fidelity INSTL MMKT Prime MMKT - INSTL CL	23.8%1
Vanguard REIT ETF	20.0%
Destra Wolverine Asset Sub	16.7%
iShares Russell 1000 Growth ETF	8.1%
iShares Core U.S. Aggregate ETF	6.2%
Vanguard Value ETF	6.2%
Vanguard Total Bond Market ETF	6.2%
iShares Russell 1000 Value ETF	5.6%
Vanguard FTSE Emerging MKTS ETF	4.3%
iShares U.S. Real Estate ETF	2.2%

1 Cash holdings reflect both an "investment allocation" and use as "collateral" for other investments.

Sector Exposure Weightings2
Gold	25.9%
Real Estate	22.2%
Large Cap Value	12.5%
Fixed Income	12.5%
Large Cap Growth	9.6%
Cash3	7.0%3
Currencies	5.4%
Emerging Markets	4.4%
Small Cap Value	0.5%
Japan	0.1%

2 Sector Exposure Weights reflect the actual and notional exposure of the Fund to certain market sectors and categories as defined by the Fund's Advisor and Sub-Advisor. May not total to 100% due to rounding.

3 Specific to "Cash", the Sector Exposure Weighting reflects the investment exposure the Fund managers have set. Cash holdings may be different due to collateral requirements for certain other investments that the Fund may hold from time to time.

Holdings, sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND PORTFOLIO MANAGER LETTER (UNAUDITED)

Fund Snapshot

The Destra Wolverine Alternative Opportunities Fund (the “Fund”) is sub-advised by Wolverine Asset Management, LLC (“Wolverine”). The Fund’s investment objective is to seek long-term capital appreciation by investing in broad asset classes.

The Fund seeks to achieve its investment objective by investing in broad-based sector exchange-traded funds (the “ETFs”), exchange-traded commodity linked instruments and commodity futures contracts through a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, and cash equivalents. Wolverine employs a systematic macro investment strategy by investing in broad asset classes in an effort to gain returns on capital that are disproportionately greater than the risks incurred in generating such returns. Wolverine attempts to invest ahead of large shifts in institutional asset allocations by using market data to infer net pressure. Net pressure is defined as a proprietary estimate of the impact of recent buying or selling on investment returns within an asset class. Wolverine also utilizes market data and integrates this information with economic analysis to rank the various asset classes in its investment universe with the goal of gaining exposure to the most attractively priced asset classes; and, conversely, reducing exposure to the least attractively priced asset classes.

The following report is Wolverine’s review of the Fund’s performance over the semi-annual reporting period and an outlook for the markets in which the Fund invests going forward.

Investing Environment

Amid global slowdown, high volatility continued to persist in the marketplace. The US Fed raised rates for the first time since 2006; the European Central Bank cut its deposit rate, and the Bank of Japan introduced negative interest rate policy (NIRP) that further complicated the macro outlook.

The stresses of the energy sector are placing the shadow banking system under significant pressure. Investors made significant outlays of capital to finance projects that, in hindsight, are unlikely to produce enough cash flows to give a return on capital; at this point, even a return of capital remains a serious concern. Contagion, in the form of the coupling of capital flows between energy and non-energy investments, is the obvious explanation why the price of one commodity, crude oil, has been the barometer that summarizes overall global investment activity.

However, it is difficult to know just how long the stress period will last, and when investors move on to their next concern it is critical that we move on as well. We are pleased that the current set of asset classes we use to infer investor activity, which includes Commodities, did not need any adjustments to capture crude oil dynamics. A major sign of a model’s strength is the ability to endure long periods without major refinements.

Performance Discussion

During the life of the Fund, from its launch on October 7, 2015 to March 31, 2016, the Fund’s Class A shares had a total return of -1.03%, the Class I shares had a total return of-.89% and the Class C shares produced a total return -1.35%. During the period surveyed, the Fund’s benchmark, the HFRX Global Hedge Fund Index¹, produced a total return of -3.15%. All of the Fund’s share classes have the same investment objective.

Portfolio Activity & Attribution

The portfolio’s outperformance of the HFRX Global Hedge Fund Index1 during the past 6 months is attributable to our positioning in Currencies, Gold, and Real Estate. Allocations to Japanese equities and U.S. equities were the primary detractors.

During the period from Fund inception to March 31, 2016, the portfolio is best characterized as having had a very defensive posture towards equity-related asset classes. The only exception was a brief period starting in early November

1 The Fund’s primary benchmark, the HFRX Global Hedge Fund Index, is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is not subject to any of the fees or expenses to which the Fund may be subject. The Fund is not restricted to investing in those securities or strategies which comprise such index, its performance may or may not correlate to such index and it should not be considered a proxy for such index.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND PORTFOLIO MANAGER LETTER (UNAUDITED) (CONTINUED)

when equity allocations reached a peak to equity beta of around 60% of Fund assets. This was short-lived, however, and by year-end the portfolio decreased its equities-related allocations to slightly above 40%.

When investors continued to reduce their allocations to riskier assets after the start of the year, we responded by bringing equities-related asset allocations to a nadir of approximately 10% of Fund assets. This historically low allocation to beta was maintained throughout most of Q1; it was only in the last three weeks of the quarter that the portfolio was brought back to a more modest, though still defensive, posture of roughly 30% in equities-related assets.

Perspective & Outlook

Investment flows were decidedly risk-reducing over most of the past six month period. The combination of high valuation multiples in US equities and the energy-related stress imposed on the shadow banking system created an environment where investors could easily justify moving capital into assets like cash and fixed income and out of assets that had exposure to the precipitous drop in the price of crude oil. As crude oil rallied back from its low point in mid-February, investor flows finally showed more optimism towards investment in high beta asset classes.

One of the key metrics we examine to assess the Fund’s investment strategy is how the portfolio performs relative to various hedge fund indices. From inception to the end of the first quarter, returns tracked within the range of statistical expectations. In our view, a large portion of hedge fund returns can be explained by their willingness and ability to exploit the same changes in cross-asset investment opportunities that are the cornerstone of the Fund’s investment approach. The link between how the Fund constructs the portfolio and how we believe hedge funds operate in aggregate means that the returns should be closely correlated, and the current period’s results serve as (encouraging) corroborating evidence.

Our systematic approach offers few direct opinions about the return prospects of individual asset classes. However, it is worth noting that US equity returns have finally eased off of the torrid, multiple expansion-driven pace that made them such an attractive asset class since the financial crisis. When one group of assets, particularly a “default” choice, performs so strongly relative to other investment options, it makes it difficult to view the benefits of a broader investment universe. However, this would seem an opportune time for investors to revisit their allocation to US equities.

OVERVIEW OF FUND EXPENSES
AS OF MARCH 31, 2016 (UNAUDITED)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other fund expenses. The expense examples below (the “Example”) are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 10/1/15 to 3/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During
	Account	Account	Period	Period
	Value	Value	10/1/15 to	10/1/15 to
	10/1/2015	3/31/2016	3/31/16	3/31/16†

Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$1,032.30	1.60%	$8.13
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.60%	8.07
Destra Dividend Total Return Fund Class C
Actual	1,000.00	1,028.60	2.35%	11.92
Hypothetical (5% return before expenses)	1,000.00	1,013.25	2.35%	11.83
Destra Dividend Total Return Fund Class I
Actual	1,000.00	1,034.20	1.32%	6.71
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.32%	6.66

OVERVIEW OF FUND EXPENSES
AS OF MARCH 31, 2016 (UNAUDITED) (CONTINUED)

			Annualized
			Expense	Expenses
			Ratio	Paid
	Beginning	Ending	for the	During
	Account	Account	Period	Period
	Value	Value	10/1/15 to	10/1/15 to
	10/1/2015	3/31/2016	3/31/16	3/31/16†

Destra Wolverine Alternative Opportunities Fund Class A
Actual*	$1,000.00	$ 989.70	2.00%	$ 9.57
Hypothetical (5% return before expenses)	1,000.00	1,015.00	2.00%	10.08
Destra Wolverine Alternative Opportunities Fund Class C
Actual*	1,000.00	986.50	2.75%	13.13
Hypothetical (5% return before expenses)	1,000.00	1,011.25	2.75%	13.83
Destra Wolverine Alternative Opportunities Fund Class I
Actual*	1,000.00	991.10	1.75%	8.38
Hypothetical (5% return before expenses)	1,000.00	1,016.25	1.75%	8.82

† Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/366 (to reflect the six-month period).

* Commencement of operations on October 7, 2016.

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED)

Number
of
Shares	Description	Fair Value

	Common Stocks - 99.2%

	Consumer Discretionary - 5.4%
34,061	Coach, Inc	$1,365,505
11,804	L Brands, Inc	1,036,509
		2,402,014
	Consumer Staples - 6.8%
10,218	JM Smucker Co. (The)	1,326,705
20,437	Procter & Gamble Co. (The)	1,682,169
		3,008,874
	Energy - 14.0%
62,332	Enterprise Products Partners LP	1,534,614
21,629	Magellan Midstream
	Partners LP	1,488,075
45,472	MPLX LP	1,350,064
33,891	Plains All American Pipeline LP	710,694
34,572	Spectra Energy Corp	1,057,903
		6,141,350
	Financials - 21.9%
10,559	Bank of Montreal (Canada)	640,826
8,856	CME Group, Inc.(IL)	850,619
15,838	Digital Realty Trust, Inc	1,401,505
17,542	HCP, Inc	571,518
22,651	Host Hotels & Resorts, Inc	378,272
14,910	Lamar Advertising Co. - Class A	916,965
11,751	OMEGA Healthcare
	Investors, Inc	414,810
12,108	PacWest Bancorp	449,812
15,838	Senior Housing Properties Trust	283,342
22,480	Toronto-Dominion Bank
	(The) (Canada)	969,562
17,675	Wells Fargo & Co	854,763
64,716	Weyerhaeuser Co	2,004,902
		9,736,896
	Health Care - 18.3%
27,590	AbbVie, Inc	1,575,941
32,809	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,330,405
15,498	Johnson & Johnson	1,676,884
25,716	Merck & Co., Inc	1,360,634
11,581	Novartis AG, ADR (Switzerland)	838,928
44,304	Pfizer, Inc	1,313,171
		8,095,963
	Industrials - 8.4%
13,454	Eaton Corp. PLC	841,682
63,694	General Electric Co	2,024,832
8,175	United Parcel Service, Inc. -
	Class B	862,217
		3,728,731
	Information Technology - 12.3%
63,524	Cisco Systems, Inc	1,808,528
18,223	Microchip Technology, Inc	878,349
22,651	Microsoft Corp	1,251,015
29,582	QUALCOMM, Inc	1,512,823
		5,450,715

Number
of
Shares	Description	Fair Value

	Materials - 5.4%
26,738	Domtar Corp	$1,082,889
15,157	LyondellBasell Industries NV -
	Class A	1,297,136
		2,380,025
	Telecommunication Services - 6.7%
32,888	AT&T, Inc	1,288,223
8,856	BCE, Inc. (Canada)	403,302
10,900	Verizon Communications, Inc	589,472
22,651	Vodafone Group PLC, ADR
	(United Kingdom)	725,965
		3,006,962
	Total Investments - 99.2%
	(Cost $40,539,069)	43,951,530
	Other Assets in excess of
	Liabilities - 0.8%	337,199
	Net Assets - 100.0%	$44,288,729

		% of
Summary by Country	Fair Value	Net Assets
Canada	$2,013,690	4.5%
Switzerland	838,928	1.9
United Kingdom	2,056,370	4.6
United States	39,042,542	88.2
Total Investments	43,951,530	99.2
Other Assets in excess of Liabilities	337,199	0.8
Net Assets	$44,288,729	100.0%

       ADR – American Depositary Receipt
       LP – Limited Partnership
       NV – Publicly Traded Company
       PLC – Public Limited Company

The accompanying notes are an integral part of these financial statements.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED) (CONSOLIDATED)†

Number
of
Shares	Description	Fair Value

	Investment Companies - 61.8%

	Debt Fund - 12.5%
27,926	iShares Core U.S. Aggregate
	Bond ETF	$3,095,318
37,353	Vanguard Total Bond
	Market ETF	3,092,455
		6,187,773
	Equity Fund - 49.3%
1,284	iShares MSCI Emerging
	Markets ETF	43,977
3,765	iShares MSCI Japan ETF	42,959
40,437	iShares Russell 1000 Growth ETF	4,034,804
28,178	iShares Russell 1000 Value ETF	2,784,268
2,901	iShares Russell 2000 Value ETF	270,402
2,047	iShares S&P 500 Growth ETF	237,227
3,434	iShares S&P 500 Value ETF	308,854
14,101	iShares U.S. Real Estate ETF	1,097,904
62,270	Vanguard FTSE Emerging
	Markets ETF	2,153,296
4,467	Vanguard Growth ETF	475,512
118,231	Vanguard REIT ETF	9,907,758
37,567	Vanguard Value ETF	3,095,145
		24,452,106
	Total Investment Companies
	(Cost $29,753,472)	30,639,879

	Money Market Mutual Fund - 23.8%
11,805,940	Fidelity Institutional Money
	Market Prime Money Market
	Portfolio - Institutional CL,
	0.10% (a)
	(Cost $11,805,940)	11,805,940
	Total Investments - 85.6%
	(Cost $41,559,412)	42,445,819
	Other Assets in excess of
	Liabilities - 14.4%	7,155,805
	Net Assets - 100.0%	$49,601,624

		% of
Summary by Country	Fair Value	Net Assets
United States	$42,445,819	85.6%
Total Investments	42,445,819	85.6
Other Assets in excess of Liabilities	7,155,805	14.4
Net Assets	$49,601,624	100.0%

       ETF – Exchange Traded Fund
         REIT – Real Estate Investment Trust

†
The Consolidated Portfolio of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transaction have been eliminated in consolidation. See the Notes to Financial Statements.

(a)	Interest rate shown reflects a 1-day yield as of March 31, 2016.

The accompanying notes are an integral part of these financial statements.

DESTRA WOLVERINE ALTERNATIVE OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2016 (UNAUDITED) (CONSOLIDATED)†

Futures contracts outstanding as of March 31, 2016:

				Notional	Notional
		Expiration	Number of	Value at	Value at	Unrealized
Type	Broker	Date	Contracts	Trade Date	March 31, 2016	Appreciation
CME Australian Dollar Future	Wolverine Execution	June 2016	35	$2,518,651	$2,677,500	$158,849
	Services, LLC
CMX Gold Future	Wolverine Execution	June 2016	104	12,718,717	12,850,240	131,523
	Services, LLC					$290,372
_______________
Cash posted as collateral to broker for futures contracts was $290,600 at March 31, 2016.

†
The Consolidated Portfolio of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transaction have been eliminated in consolidation. See the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2016 (UNAUDITED)

		Destra
		Wolverine
	Destra	Alternative
	Dividend	Opportunities
	Total Return	Fund
	Fund	(Consolidated)
Assets
Investments:
Investments at cost	$40,539,069	$41,559,412
Net unrealized appreciation	3,412,461	886,407
Total investments at value	43,951,530	42,445,819
Cash & cash equivalence	—	8,015,797
Cash deposited at the broker for futures collateral	—	290,600
Receivables:
Investment securities sold	750,779	930,102
Dividends and interest	99,581	2,713
Capital shares sold	92,831	—
Foreign tax reclaims	8,943	—
Prepaid expenses	6,185	46,331
Total assets	44,909,849	51,731,362

Liabilities
Due to custodian	75,310	—
Payables:
Investment securities purchased	—	2,029,679
Capital shares redeemed	310,340	—
Distribution payable	82,675	—
Legal fees	24,410	7,601
Transfer Agent Fees	21,279	11,001
Due to advisor	20,442	27,345
Audit fees	8,710	10,098
Trustees' fees	7,421	6,875
CCO/CFO fees	4,635	4,561
Blue Sky fees	1,250	—
Other expenses and liabilities	64,648	32,578
Total liabilities	621,120	2,129,738
Net Assets	$44,288,729	$49,601,624

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$44,610,048	$50,257,475
Undistributed (Overdistributed) net investment income	147,320	(12,665)
Accumulated net realized loss on investments and futures contracts	(3,881,100)	(1,819,965)
Net unrealized appreciation on investments & futures contracts	3,412,461	1,176,779
Net Assets	$44,288,729	$49,601,624

Net Assets
Class A	$9,725,476	$528,991
Class C	$12,291,677	$500,361
Class I	$22,271,576	$48,572,272

Shares Outstanding
Class A	505,121	53,537
Class C	714,051	50,823
Class I	1,154,966	4,921,711

Net Asset Value Per Share
Class A	$19.25	$9.88
Maximum Offering Pricing Per Share (includes sales charge of 4.50%)	$20.16	$10.35
Class C	$17.21	$9.85
Class I	$19.28	$9.87

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2016 (UNAUDITED)

		Destra
		Wolverine
	Destra	Alternative
	Dividend	Opportunities
	Total Return	Fund
	Fund	(Consolidated)*
Investment Income
Dividends	$972,823	$530,873
Less: foreign taxes withheld	(10,672)	–
Total Investment Income	962,151	530,873

Expenses
Advisory fees	217,001	282,938
Transfer agent fees	55,171	29,167
Administration and accounting fees	74,324	59,292
Distribution fees Class A	13,520	616
Distribution fees Class C	69,485	2,367
Audit fees	20,687	10,098
Shareholder reporting fees	20,187	20,971
Blue Sky fees	18,542	30,881
Trustees' fees and expenses	15,213	12,022
CCO/CFO fees	13,038	9,310
Custody fees	9,086	6,793
Organizational cost	—	25,000
Subsidiary fees	—	5,171
Legal fees	7,243	7,806
Insurance fees	5,515	4,450
Other expenses	—	2,503
Total expenses	539,012	509,385
Less: expense waivers and reimbursements	(115,310)	(93,784)
Net expenses	423,702	415,601
Net Investment Income	$538,449	$115,272

Realized and Unrealized Gain (Loss):
Net realized loss on investments in securities	(3,386,549)	(2,344,237)
Net realized gain on futures contracts	—	601,087
Net realized loss on investments in securities and futures contracts	(3,386,549)	(1,743,150)
Net change in unrealized appreciation on investments in securities	4,329,394	886,407
Net change in unrealized gain on futures contracts	—	290,372
Net change in unrealized gain on investments in securities and futures contracts	4,329,394	1,176,779
Net realized and unrealized gain (loss) on investments in securities and futures contracts	942,845	(566,371)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,481,294	$(451,099)

* Represents the period October 7, 2015 (commencement of operations) through March 31, 2016.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

			Destra
			Wolverine
			Alternative
			Opportunities
	Destra Dividend		Fund
	Total Return Fund		(Consolidated)
			For the
			Period
	For the		October 7,
	six months	For the	2015*
	ended	year	through
	March 31,	ended	March 31,
	2016	September 30,	2016
	(Unaudited)	2015	(Unaudited)
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$538,449	$1,240,416	$115,272
Net realized gain (loss) on investments in securities and futures contracts	(3,386,549)	497,147	(1,743,150)
Net change in unrealized gain (loss) on investments in securities
and futures contracts	4,329,394	(11,100,275)	1,176,779
Net increase (decrease) in net assets resulting from operations	1,481,294	(9,362,712)	(451,099)

Class A
Distribution to Shareholders
Net investment income	(90,581)	(230,488)	(64)
Net realized gain	(170,587)	(350,216)	(812)
Total distributions to shareholders	(261,168)	(580,704)	(876)

Class C
Distribution to Shareholders
Net investment income	(82,848)	(193,854)	—
Net realized gain	(252,121)	(547,773)	(771)
Total distributions to shareholders	(334,969)	(741,627)	(771)

Class I
Distribution to Shareholders
Net investment income	(251,974)	(840,014)	(127,873)
Net realized gain	(418,109)	(1,285,145)	(75,232)
Total distributions to shareholders	(670,083)	(2,125,159)	(203,105)

Class A
Capital Share Transactions
Proceeds from shares sold	392,314	6,042,972	534,252
Reinvestment of distribution	174,798	448,084	876
Cost of shares redeemed	(3,313,985)	(4,802,334)	(10)
Net increase (decrease) from capital share transactions	(2,746,873)	1,688,722	535,118

Class C
Capital Share Transactions
Proceeds from shares sold	325,061	5,805,810	507,166
Reinvestment of distribution	282,104	603,710	771
Cost of shares redeemed	(3,862,951)	(3,778,993)	(10)
Net increase (decrease) from capital share transactions	(3,255,786)	2,630,527	507,927

Class I
Capital Share Transactions
Proceeds from shares sold	1,568,206	24,971,569	49,011,335
Reinvestment of distribution	602,246	1,814,943	203,105
Cost of shares redeemed	(11,384,991)	(25,970,121)	(10)
Redemption fees	3,526	31,605	—
Net increase (decrease) from capital share transactions	(9,211,013)	847,996	49,214,430

Total increase (decrease) in net assets	(14,998,598)	(7,642,957)	49,601,624
Net Assets
Beginning of period	59,287,327	66,930,284	—
End of period	$44,288,729	$59,287,327	$49,601,624
Undistributed (Overdistributed) net investment income at end of period	$147,320	$34,274	$(12,665)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

			Destra
			Wolverine
			Alternative
			Opportunities
	Destra Dividend		Fund
	Total Return Fund		(Consolidated)
			For the
			Period
	For the		October 7,
	six months	For the	2015*
	ended	year	through
	March 31,	ended	March 31,
	2016	September 30,	2016
	(Unaudited)	2015	(Unaudited)
Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	647,461	574,320	—
Shares sold	20,029	269,452	53,450
Shares reinvested	9,140	20,315	88
Shares redeemed	(171,509)	(216,626)	(1)
Shares outstanding, end of period	505,121	647,461	53,537

Class C
Change in Shares Outstanding
Shares outstanding, beginning of period	907,025	780,799	—
Shares sold	19,023	286,760	50,746
Shares reinvested	16,496	30,317	78
Shares redeemed	(228,493)	(190,851)	(1)
Shares outstanding, end of period	714,051	907,025	50,823

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	1,638,660	1,625,685	—
Shares sold	81,559	1,107,912	4,901,134
Shares reinvested	31,438	82,216	20,578
Shares redeemed	(596,691)	(1,177,153)	(1)
Shares outstanding, end of period	1,154,966	1,638,660	4,921,711

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Dividend Total Return Fund
	For the					For the
	six months	For the	For the	For the	For the	period
	ended	year	year	year	year	August 10,
	March 31,	ended	ended	ended	ended	2011* to
	2016	September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Class A
Net asset value, beginning of period	$ 19.12	$ 23.05	$ 20.35	$ 18.23	$ 15.14	$ 15.00
Investment operations:
Net investment income1	0.21	0.36	0.76	0.34	0.36	0.02
Net realized and unrealized
gain (loss)	0.40	(3.34)	2.86	2.14	2.99	0.12
Net Increase (Decrease) in Net Asset
Value from Operations	0.61	(2.98)	3.62	2.48	3.35	0.14

Distributions paid to shareholders from:
Net investment income	(0.17)	(0.35)	(0.68)	(0.36)	(0.26)	—
Net realized gain	(0.31)	(0.60)	(0.24)	—	—5	—
Total distributions	(0.48)	(0.95)	(0.92)	(0.36)	(0.26)	—
Net asset value, end of period	$ 19.25	$ 19.12	$ 23.05	$ 20.35	$ 18.23	$ 15.14

TOTAL RETURN2	3.23%4	(13.43)%	18.14%	13.78%	22.23%	0.93%4

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$ 9,725	$ 12,377	$ 13,236	$ 23,338	$ 15,734	$ 25
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.60%3	1.60%	1.60%	1.60%	1.60%	1.60%3
Expenses, prior to expense
reimbursements/waivers	2.04%3	2.20%	2.06%	2.12%	3.95%	532.98%3
Net investment income	2.17%3	1.61%	3.47%	1.77%	2.06%	1.05%3
Portfolio turnover rate	23%4	46%	24%	21%	17%	—%4

Class C
Net asset value, beginning of period	$ 17.14	$ 20.76	$ 18.41	$ 16.50	$ 15.00†	$ —
Investment operations:
Net investment income1	0.12	0.17	0.47	0.18	0.19†	—
Net realized and unrealized
gain (loss)	0.36	(2.98)	2.65	1.93	1.41†	—
Net Increase (Decrease) in Net Asset
Value from Operations	0.48	(2.81)	3.12	2.11	1.60†	—

Distributions paid to shareholders from:
Net investment income	(0.10)	(0.21)	(0.53)	(0.20)	(0.10)†	—
Net realized gain	(0.31)	(0.60)	(0.24)	—	—5†	—
Total distributions	(0.41)	(0.81)	(0.77)	(0.20)	(0.10)†	—
Net asset value, end of period	$ 17.21	$ 17.14	$ 20.76	$ 18.41	$ 16.50†	$ —

TOTAL RETURN2	2.86%4	(14.07)%	17.28%	12.89%	10.71%4†	—
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$ 12,292	$ 15,544	$ 16,206	$ 10,114	$ 5,067†	$ —
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	2.35%3	2.35%	2.35%	2.35%	2.35%3†	—
Expenses, prior to expense
reimbursements/waivers	2.79%3	2.45%	2.62%	2.81%	6.67%3†	—
Net investment income	1.44%3	0.87%	2.39%	1.02%	1.26%3†	—
Portfolio turnover rate	23%4	46%	24%	21%	17%4†	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

	Destra Dividend Total Return Fund
	For the					For the
	six months	For the	For the	For the	For the	period
	ended	year	year	year	year	August 10,
	March 31,	ended	ended	ended	ended	2011* to
	2016	September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)	2015	2014	2013	2012	2011
Class I
Net asset value, beginning of period	$ 19.14	$ 23.06	$ 20.35	$ 18.23	$ 15.14	$ 15.00
Investment operations:
Net investment income1	0.23	0.42	0.73	0.39	0.38	0.04
Net realized and unrealized
gain (loss)	0.42	(3.34)	2.95	2.14	3.02	0.10
Net Increase (Decrease) in Net Asset
Value from Operations	0.65	(2.92)	3.68	2.53	3.40	0.14

Distributions paid to shareholders from:
Net investment income	(0.20)	(0.41)	(0.74)	(0.43)	(0.32)	—
Net realized gain	(0.31)	(0.60)	(0.24)	—	—5	—
Total distributions	(0.51)	(1.01)	(0.98)	(0.43)	(0.32)	—
Redemption fees	—5	0.01	0.01	0.02	0.01	—
Net asset value, end of period	$ 19.28	$ 19.14	$ 23.06	$ 20.35	$ 18.23	$ 15.14

TOTAL RETURN2	3.42%4	(13.14)%	18.52%	14.17%	22.72%	0.93%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in 000’s omitted)	$ 22,272	$ 31,367	$ 37,488	$ 13,709	$ 8,440	$ 1,010
Ratios to average net assets:
Expenses, net of expense
reimbursements/waivers	1.32%3	1.32%	1.32%	1.32%	1.32%	1.32%3
Expenses, prior to expense
reimbursements/waivers	1.79%3	1.41%	1.59%	1.79%	6.26%	44.22%3
Net investment income	2.44%3	1.91%	3.30%	2.02%	2.18%	1.60%3
Portfolio turnover rate	23%4	46%	24%	21%	17%	—%4

* Commencement of operations.

† Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1 Based on average shares outstanding.

2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3 Annualized.

4 Not annualized.

5 Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

Destra
Wolverine
Alternative
Opportunities
Fund
(Consolidated)
For the Period
October 7,
2015*
through
March 31, 2016
Class A
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income1	0.01
Net realized and unrealized loss	(0.11)
Net Decrease in Net Asset Value from Operations	(0.10)

Distributions paid to shareholders from:
Net investment income	— [5]
Net realized gain	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$9.88

TOTAL RETURN2	(1.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$529
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.00%[3]
Expenses, prior to expense reimbursements/waivers	2.41%[3]
Net investment income	0.28%
Portfolio turnover rate	209%[4]

Class C
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss1	(0.02)
Net realized and unrealized loss	(0.11)
Net Decrease in Net Asset Value from Operations	(0.13)
Distributions paid to shareholders from:
Net realized gain	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$9.85

TOTAL RETURN2	(1.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$500
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.75%[3]
Expenses, prior to expense reimbursements/waivers	3.15%[3]
Net investment loss	(0.50)%
Portfolio turnover rate	209%[4]

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

Destra
Wolverine
Alternative
Opportunities
Fund
(Consolidated)
For the Period
October 7,
2015*
through
March 31, 2016
Class I
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income1	0.02
Net realized and unrealized loss	(0.10)
Net Decrease in Net Asset Value from Operations	(0.08)

Distributions paid to shareholders from:
Net investment income	(0.03)
Net realized gain	(0.02)
Total distributions	(0.05)
Net asset value, end of period	$9.87

TOTAL RETURN2	(0.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$48,572
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.75%[3,6]
Expenses, prior to expense reimbursements/waivers	2.15%[3,6]
Net investment income	0.50%
Portfolio turnover rate	209%[4]

* Commencement of operations.

1 Based on average shares outstanding.

2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3 Annualized.

4 Not annualized.

5 Greater than $0.000, but less than $0.005

6 Amounts does not include the portfolio activity of any underlying funds.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED)

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the end of the period, the Trust consisted of two series (collectively, the “Funds” and each individually a “Fund”): Destra Dividend Total Return Fund (“Dividend Total Return Fund”) and Destra Wolverine Alternative Opportunities Fund (“Wolverine Alternative Opportunities Fund”). The Dividend Total Return Fund’s investment objective is to seek long-term total return and current income. The Wolverine Alternative Opportunity Fund’s investment objective is to seek long-term capital appreciation by investment in broad assets classes. Each Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies. The Funds follows the accounting and reporting guidance in FASB Accounting Standard Codification 946.

2. CONSOLIDATION OF SUBSIDIARIES

The Destra Wolverine Asset Subsidiary (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of Wolverine Alternative Opportunities Fund.

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Wolverine Alternative Opportunities Fund listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Fund	Wholly Owned Subsidiary
Wolverine Alternative Opportunities Fund	Destra Wolverine Asset Subsidiary

A summary of Wolverine Alternative Opportunities Fund’s investment in its corresponding subsidiary is as follows:

		Subsidiary	% of ETF’s Total
	Inception Date	Net Assets at	Net Assets at
Funds	of Subsidiary	March 31, 2016	March 31, 2016
Wolverine Alternative Opportunities Fund	October 7, 2015	$8,305,568	0.2%

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculates its net asset value, the Funds values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”.

Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Futures contracts generally will be valued at the settlement or closing price determined by the applicable exchange.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds values Level 1 securities using readily available market quotations in active markets. The Funds values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds’ procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of March 31, 2016:

Destra Dividend Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks *	$43,951,530	$ —	$ —	$43,951,530
Total Investments in Securities	$43,951,530	$ —	$ —	$43,951,530

Destra Wolverine Alternative Opportunities Fund
	Level 1	Level 2	Level 3	Total
Investment Companies *	$30,639,879	$ —	$ —	$30,639,879
Money Market Mutual Fund	11,805,940	—	—	11,805,940
Other Financial Instruments **	290,372	—	—	290,372
Total Investments in Securities	$42,736,191	$ —	$ —	$42,736,191

It is the Funds’ policy to recognize transfers in and out at the fair value as of the beginning of the period. There were no transfers between levels for the period ended March 31, 2016.

* Please refer to the schedule of investments to view securities segregated by industry.

** Derivative instruments, including futures contracts, are valued at the net unrealized appreciation (depreciation) on the instruments.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

The Funds records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Distributions to Shareholders

The Funds intends to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Fund intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between each Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund’s investment objectives and policies and limitations and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85% and 1.20% of the average daily net assets of Dividend Total Return Fund and Wolverine Alternative Opportunities Fund, respectively.

The Trust and the Advisor have a fee waiver and expense arrangement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of Dividend Total Fund to 1.60%, 2.35%, and 1.32%, respectively, and of Class A, Class  C and Class I of Wolverine Alternative Opportunities to 2.00%, 2.75%, and 1.75%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

To the extent that the expense ratios of the Funds are less than the Fund’s applicable expense cap, the Advisor may recover a portion of the reimbursed amount for the Funds equal to the amount of the expense cap less the actual expense ratio for the Funds for up to three (3) years from the date the fee or expense was incurred during the expense cap term.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

Sub-Advisory Agreement

The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Miller/Howard equal to one half of the net advisory fees collected by the Advisor net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Dividend Total Return Fund. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Wolverine an amount equal to (a) 100% of the net advisory fees paid to the Advisor for its services to the Wolverine Alternative Opportunities Fund for the first $50 million of assets in the Fund; (b) 75% of the net advisory fees paid to the Advisor for its services to the Fund in excess of $50 million up to $150 million of assets in the Fund; and (c) 50% of the net advisory fees paid to the Advisor for its services to the Fund for assets in excess of $150 million. The fees paid to Wolverine by the Advisor shall be net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Wolverine Alternative Opportunities Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as each Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreements. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as each Fund’s Transfer Agent.

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A and Class C shares have adopted a Distribution Plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of the Funds’ Class A and C shares, respectively. Payments are made to Destra Capital Investments LLC, the Funds’ distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of each Fund’s shares held by such intermediaries’ customers.

6. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to US federal excise tax.

For the period ended March 31, 2016, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Depreciation
Destra Dividend Total Return Fund	$40,670,382	$5,518,035	$(2,236,887)	$3,281,148
Destra Wolverine Alternative
Opportunities Fund	41,559,412	886,732	(325)	886,407

7. INVESTMENT TRANSACTIONS

For the period ended March 31, 2016, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Dividend Total Return Fund	$ 12,022,378	$27,702,962
Destra Wolverine Alternative
Opportunities Fund*	114,812,668	75,299,361

* For the period October 7, 2015 (commence of operations) through March 31, 2016.

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge of 4.50% on purchases of less than $1,000,000. The Funds’ Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by the Funds or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2016 (UNAUDITED) (CONTINUED)

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Fund charges this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Funds’ Prospectus.

9. DERIVATIVE FINANCIAL INSTRUMENTS

Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk- related contingent features in derivative agreements. The Wolverine Alternative Opportunities Fund invested in derivatives futures contracts for the period ended March 31, 2016.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract.

Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

During the period ended March 31, 2016 Wolverine Alternative Opportunities Fund utilized futures contracts to effect short exposure to emerging markets equity returns, currency returns and commodity returns, The open futures contracts at March 31, 2016, are listed in the Portfolio of Investments. The variation margin receivable or payable, if applicable, is included in the Statements of Assets and Liabilities.

At March 31, 2016, the fair value of derivatives instruments reflected on the Statement of Assets and Liabilities was $290,372 (includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only unsettled variation margin is reported within the Statements of Assets and Liabilities, if any.

Realized gain on derivative instrument reflected on the Statement of Operation during the period ended March 31, 2016 was $601,087.

10. PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Funds, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Funds or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Funds.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Funds invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Funds’ management will underperform the markets, the relevant indices or the securities selected by other Funds with similar investment objectives and investment strategies. This means you may lose money.

11. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issuance and determined that there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements except as noted below.

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TRUST INFORMATION

Board of Trustees	Officers	Investment Advisor
John S. Emrich	Dominic Martellaro	Destra Capital Advisors LLC
	Chief Executive Officer	Chicago, IL
Michael S. Erickson
	Robert A. Watson	Distributor
James Bernard Glavin	President	Destra Capital Investments LLC
Chicago, IL
Nicholas Dalmaso*	Jane Hong Shissler
	Chief Compliance Officer and	Administrator, Accounting Agent,
* “Interested Person” of the Trust, as	Secretary	Custodian and Transfer Agent
defined in the Investment Company		The Bank of New York Mellon
Act of 1940, as amended.	Derek Mullins	New York, NY
Chief Financial Officer
Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
Grant Thornton LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 855-3434

Information regarding how the Funds voted proxies for portfolio securities is available without charge and upon request by calling (877) 855-3434, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Destra Investment Trust

By (Signature and Title)*                    /s/ Robert Watson
 Robert Watson, President
(principal executive officer)

Date                 6/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                /s/ Robert Watson
 Robert Watson, President
(principal executive officer)

Date                 6/3/16

By (Signature and Title)*                /s/ Derek Mullins
 Derek Mullins, Chief Financial Officer
(principal financial officer)

Date                 6/3/16

*      Print the name and title of each signing officer under his or her signature.